UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14a INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

UNIVERSAL POWER GROUP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

UNIVERSAL POWER GROUP, INC.
488 S. Royal Lane
Coppell, Texas 75019
(469) 892-1122

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M., CENTRAL TIME, TUESDAY, SEPTEMBER 24, 2013

To the Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Meeting”) of Universal Power Group, Inc., a Texas corporation (the “Company”), which will be held at 10:00 a.m. Central Time on Tuesday, September 24, 2013 at the Company’s corporate office located at 488 S. Royal Lane, Coppell, Texas 75019, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement:

1.	To elect five directors to the Company’s board of directors to serve until the next annual meeting of the Company’s shareholders or until their respective successors have been elected and qualified;

2.	To ratify the appointment of independent auditors for fiscal year 2013;

3.	To approve the non-binding advisory resolution relating to executive compensation;

4.	To approve the non-binding advisory vote on the frequency of an advisory vote on executive compensation; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record of the Company’s Common Stock at the close of business on August 12, 2013, the record date set by the Board of Directors, are entitled to notice of, and to vote at, the Meeting and at any adjournment or postponements thereof.

THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors,

/s/ MIMI TAN
Mimi Tan,
Corporate Secretary

Coppell, Texas
August 24, 2013

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on Tuesday, September 24, 2013:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at http://www.upgi.com.

* * * * * * *

UNIVERSAL POWER GROUP, INC.
488 S. Royal Lane
Coppell, Texas 75019
(469) 892-1122

PROXY STATEMENT

This Proxy Statement contains information related to the 2013 Annual Meeting of Shareholders (“Meeting”) of Universal Power Group, Inc., a Texas corporation (“we”, “us”, “our” or the “Company”), to be held at the our corporate offices located at 488 S. Royal Lane, Coppell, Texas 75019 at 10:00 a.m. Central Time, Tuesday, September 24, 2013, and at any postponements or adjournments thereof.  The approximate date of mailing for this proxy statement, proxy card and a copy of our annual report to shareholders for the year ended December 31, 2012, is August 23, 2013.

SOLICITATION AND REVOCATION OF PROXIES

We are furnishing a form of proxy to each shareholder which, in each case, is being solicited on behalf of the Board of Directors of the Company (the “Board”) for use at the Meeting.  You are requested to complete, date and sign the accompanying proxy and return it to us promptly.  Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person.  You have the right to revoke a previously given proxy at anytime by (i) a later-dated proxy, (ii) a written revocation sent to and received by our Corporate Secretary prior to the Meeting or (iii) attendance at the Meeting and voting in person.

The entire cost of soliciting these proxies will be borne by us.  We may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries for costs incurred in forwarding soliciting materials to their principals.  Members of management may also solicit some shareholders in person, or by telephone, telegraph or telecopy, following their solicitation by the Proxy Statement, but will not be separately compensated for such solicitation services.

If your shares are registered directly in your name with Corporate Stock Transfer Company, our transfer agent, you are considered a shareholder of record.  As a shareholder of record at the close of business on August 12, 2013 (the “Record Date”), you can vote in person at the Meeting or you can provide a proxy to be voted at the Meeting by signing and returning the enclosed proxy card.  If you submit a proxy card, we will vote your shares as you direct.  If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board.

If your shares are held in a stock brokerage account or other nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name.”  If you hold your shares in “street name,” you will receive instructions from your broker or other nominee describing how to vote your shares.  If you do not instruct your broker or nominee how to vote such shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the New York Stock Exchange.

SHAREHOLDER’S VOTING RIGHTS

Only holders of record of our common stock, par value $0.01 per share (“Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or at any adjournment or postponements thereof.  On the Record Date there were 5,020,000 shares of Common Stock outstanding with one vote per share.

A complete list of shareholders entitled to vote at the Meeting will be available for examination by any shareholder at our corporate headquarters, 488 S. Royal Lane, Coppell, Texas 75019, during normal business hours for a period of ten days before the Meeting and at the time and place of the Meeting.

Our Bylaws provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting.  Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.  With respect to the election of directors and the Frequency Vote (described below), abstentions and broker non-votes will be deemed not to have been cast and will have no legal effect on the election of directors.  With respect to the other matters described herein, abstentions will have the same effect as a vote against such proposals and broker non-votes will be deemed not to have been cast and will have no legal effect on the proposals.

1

Voting Requirements

Election of Directors and Approval of the Non-Binding Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation (the “Frequency Vote”). The election of the director nominees and the approval of the Frequency Vote will require a plurality of the votes cast on each of the matters at the Meeting.  With respect to the election of directors, votes may be cast in favor of or withheld with respect to each nominee.  Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.  With respect to the Frequency Vote, a shareholder may vote to set the Frequency Vote to occur every year, every two years, or every three years, or the shareholder may vote to abstain.  An abstention will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Ratification of the Appointment of Independent Auditors and Approval of the Non-Binding Advisory Resolution Relating to Executive Compensation.  The affirmative vote of a majority of the votes cast on the matter by shareholders entitled to vote at the Meeting is required to ratify the appointment of our independent auditors for the fiscal year ending December 31, 2013 and the non-binding advisory resolution relating to executive compensation.  An abstention from voting on the ratification of auditors will be treated as “present” for quorum purposes.  However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote on either matter.

DIRECTORS AND EXECUTIVE OFFICERS

The names, ages and titles of our executive officers and directors, as of the Record Date, are as follows:

Name	Age	Title
Ian Colin Edmonds	41	Chief Executive Officer, President, Interim Chief Financial Officer and a Director

Mimi Tan	39	Senior Vice President Business Development and Marketing and Corporate Secretary

Julie Sansom-Reese	50	Senior Vice President of Finance and Treasurer

Ramin Salehi	39	Senior Vice President of Operations

William Tan	70	Chairman of the Board

Leslie Bernhard	69	Director

Robert M. Gutkowski	65	Director

Hyun (Joyce) Park	41	Director

IAN COLIN EDMONDS has been a director since January 1999, our chief executive officer and president since June 1, 2009, and our interim chief financial officer since December 12, 2008. Prior to being appointed chief executive officer and president, he had served in those positions on an interim basis since January 21, 2009, and has been our chief operating officer since May 2002, and our executive vice president since October 2006. Mr. Edmonds also serves as a director of Zunicom, Inc. (“Zunicom”), the owner of approximately 41% of our outstanding Common Stock, and from July 1997 through December 2006 served as an officer, first as vice president and from April 2003 as executive vice president of Zunicom. He also served as a director of AlphaNet, Inc. a wholly-owned subsidiary of Zunicom, from October 1999 through December 2006. Mr. Edmonds holds a Bachelors Degree in Marketing with a Minor in Statistics from the University of Denver. Mr. Edmonds is the husband of Mimi Tan and the son-in-law of William Tan.

2

MIMI TAN has been our corporate secretary since February 1998, and our senior vice president of business development and marketing since December 2006. She served as our vice president of business development and marketing from May 2002 through December 2006. Her responsibilities include new business development and projects, corporate marketing and overall branding strategies. She served as Zunicom’s director of operations and corporate secretary from February 1998 through December 2006 and as AlphaNet’s corporate secretary from October 1999 through December 2006. Ms. Tan graduated cum laude from the University of Denver in November 1996 with a Bachelor’s Degree in Marketing and a Minor in Statistics. She is the daughter of William Tan and the wife of Ian Edmonds.

JULIE SANSOM-REESE has been employed by us since 1986. She was our chief financial officer from 1991 to October 2007 and is now serving as our senior vice president of finance. She served as chief financial officer for Zunicom, Inc. from 1992 through July 1997 and was appointed interim chief financial officer of Zunicom in November 1999 and assumed that role on a permanent basis from November 2000 through December 2006. She also served as chief financial officer of AlphaNet from October 2003 through December 2006. Ms. Sansom-Reese earned a Bachelor of Arts in Business from Texas Tech University in May 1986.

RAMIN SALEHI is the Senior Vice President of Operations where he is responsible for setting the strategic and operational direction of the company. Mr. Salehi joined the company in 1997 and prior to his current role, he oversaw the company’s Supply Chain and Information Systems infrastructure. Mr. Salehi holds a Bachelor of Science degree with a concentration in Computer Systems Design from University of Houston-Clear Lake.

Non-Employee Directors

WILLIAM TAN has been Chairman of the Board since January 1999. He has served as the Chairman of Zunicom since February 1997 and of AlphaNet since October 1999. Mr. Tan’s principal business has been private investments and he has held senior executive positions in a number of financing, insurance, textile, property development and related businesses. Mr. Tan is the father of Mimi Tan and the father-in-law of Ian Edmonds.

LESLIE BERNHARD became a director in December 2006 upon the effectiveness of our initial public offering. She is a co-founder of AdStar, Inc., provider of technology services to the newspaper classified advertising industry. She has been a director of AdStar since its inception in 1986 and its president and chief executive officer since 1991. Ms. Bernhard also serves as a non-executive chairman on the board of directors of Milestone Scientific, Inc., a developer and manufacturer of medical and dental equipment. Ms. Bernhard holds a B.S. degree from St. John’s University.

ROBERT M. GUTKOWSKI became a director in December 2006 upon the effectiveness of our initial public offering. He is the founder, president and chief executive officer of Marketing Group International, a provider of consulting services to businesses in the sports and entertainment industries. He advised the New York Yankees in regard to the creation of the YES Network, a regional sports and entertainment network. He previously served as chief executive officer of the Marquee Group, Inc., a worldwide sports and entertainment firm that managed, produced and marketed sports and entertainment events and provided representation for athletes, entertainers and broadcasters. From 1991 until 1994, he was president of Madison Square Garden, Inc. where he was responsible for the operations of the New York Knickerbockers basketball team, the New York Rangers hockey club and MSB Communications, which included the MSG Television Network. Mr. Gutkowski was a member of the board of directors of EuroTrust A/S, from May 2004 through May 2006.

HYUN (JOYCE) PARK became a director in 2009. She has been the First Vice President and a manager at Hanmi Bank, a California community bank, since August 2002. Ms. Park has a background in compliance and auditing from her experience as an internal auditor at Nara Bank, N.A., from March 2000 through August 2002 and a staff auditor for Deloitte & Touche, LLP, from November 1997 through March 2000. She holds a Bachelor of Science in Business Administration from California State University, Northridge.

3

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Under our bylaws, the number of directors constituting the whole Board may not be less than three or more than eleven.  The Board currently consists of five directors including,William Tan, Ian Colin Edmonds, Leslie Bernhard, Robert M. Gutkowski and Hyun (Joyce) Park .  Each director is elected for a term of one year and serves until a successor is duly elected and qualified or until his or her death, retirement, resignation or removal.  Mr. Tan, Chairman of the Board, is the father of Mimi Tan and the father-in-law of Ian Edmonds.

Directors are elected annually at the annual meeting of shareholders to hold office for one year and until their successors are duly elected and qualified. Board vacancies resulting from resignations, retirements, removals or newly created seats resulting from an increase in the number of directors, may be filled by a majority vote of the director(s) then in office.

Except as otherwise described herein, the nominees named below are presently members of the Board.  Each nominee has consented to serve as a director if elected at this year’s Meeting.  We do not know of any reason why any nominee would be unable to serve as a director.  If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of any other person that the Board may nominate as a substitute.  Proxies cannot be voted for a greater number of persons than the number of nominees shown below.

Nominees standing for election to the Board

Name	Age	Title
William Tan	70	Chairman of the Board

Ian Colin Edmonds	41	Chief Executive Officer, President, Interim Chief Financial Officer and a Director

Leslie Bernhard	69	Director

Robert M. Gutkowski	65	Director

Hyun (Joyce) Park	41	Director

The principal occupation and business experience for at least the last five years for each of the nominees is set forth above.

The Board Unanimously Recommends A Vote FOR The Election Of The Foregoing Nominees
And Proxies That Are Signed And Returned Will Be So Voted
Unless Otherwise Instructed.

*           *           *           *           *

4

BENEFICIAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the outstanding shares of Common Stock as of the Record Date by: (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and director nominee, (iii) each of the Named Executive Officers in the Summary Compensation Table below, and (iv) all directors and executive officers as a group.

	COMMON STOCK
Name and Address(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class(3)

Directors and Named Executive Officers
William Tan	2,406,120	(4)	44.9%
Ian Colin Edmonds	2,405,120	(5)	44.9%
Mimi Tan	7,000	(6)	*
Ramin Salehi	7,000	(6)	*
Leslie Bernhard	50,000	(6)	*
Robert M. Gutkowski	50,000	(6)	*
Hyun (Joyce) Park	40,000	(6)	*
All Directors and Named Executive Officers as a group (7 persons)	2,916,370	(7)	45.6%

5% Shareholders
Zunicom, Inc. 4315 W. Lovers Lane Dallas, TX 75209	2,048,870		41.0%

Randy Hardin 370 Town East Blvd Sunnyvale, TX 75182	475,000	(8)	8.7%

Wilen Management Co. Inc 2360 W Joppa Rd, Ste 226 Lutherville, MD 21093	634,492		12.7%

L. O. Heidtke(9) 201 4th Avenue, North, Ste. 1950 Nashville, TN 37219	282,442		5.6%

Julian Tymczysz 11 King George St. Greenwich, London SE10 United Kingdom	294,520		5.9%

Perritt Capital Management, Inc. 300 S. Wacker Drive, Suite 2880 Chicago, IL 60606	251,400	(10)	5.0%

*             Less than 1.0%.
(1)	Unless indicated otherwise, all addresses for officers and directors are c/o Universal Power Group, Inc.,
488 S. Royal Lane, Coppell, TX 75019
(2)
Except as otherwise indicated and subject to applicable community property and similar laws, we assume that each named person has the sole voting and investment power with respect to his or her shares, other than shares subject to options.

(3)
Percent of Class is based on the 5,020,000 shares outstanding as of March 20, 2013.  In addition, shares which a person had the right to acquire within 60 days are also deemed outstanding in calculating the percentage ownership of the person but not deemed outstanding as to any other person.

(4)
Includes (i) 356,250 shares underlying options; (ii) 2,048,870 shares owned by Zunicom over which Mr. Tan has voting control by virtue of the fact that he is a director of Zunicom; and (iii) 1,000 shares owned by Placement & Acceptance, Inc., a British Virgin Islands corporation, of which Mr. Tan is a director.

(5)
Includes (i) 356,250 shares underlying options; and (ii) 2,048,870 shares owned by Zunicom over which Mr. Edmonds has voting control by virtue of the fact that he is a director of Zunicom.  Mr. Edmonds does not own any shares of our common stock directly.

5

(6)	Represents shares underlying options.
(7)
Includes (i) 2,048,870 shares owned by Zunicom over which Messrs. Tan and Edmonds have voting control by virtue of the fact that they are directors of Zunicom; (ii) 1,000 shares owned by Placement & Acceptance, Inc. over which Mr. Tan has voting control; and (iii) 866,500 shares underlying options held by all directors and executive officers as a group.

(8)	Represents shares underlying options. Mr. Hardin resigned from his positions with us on January 21, 2009. The options expire December 19, 2016.
(9)	Mr. Heidtke is the General Partner of MidSouth Investment Fund, LP, the record owner of the shares.
(10)	Perritt Funds Inc owns 10,000 shares and has the shared power to vote and/or power of 241,400 shares owned by Perritt Capital Management, Inc.

As of the Record Date, we were not aware of any pledges of Common Stock which may at a subsequent date result in a change in control of the company.

CORPORATE GOVERNANCE AND BOARD COMMITTEES

Disclosure of Director Qualifications

Mr. Tan is an international businessman and investor with extensive contacts throughout the Far East, which is where we source most of our products. In addition, Mr. Tan is chairman and chief executive officer of Zunicom, our largest shareholder.

Mr. Edmonds is our principal executive officer and principal financial officer. As such, he is active in every aspect of our day-to-day operations and strategic planning. His thorough and extensive knowledge of our operations and financial situation, his personal relationship with all of our major customers, suppliers and other strategic partners and his knowledge and familiarity with our employees makes him highly qualified to serve on the board.

Ms. Bernhard is an accomplished business woman who is the chief executive officer of one public reporting company and chairman of another, where she had previously served as the chairman of the audit committee. As such, Ms. Bernhard understands corporate governance, public company financial statements and procedural issues. Given her experience and knowledge, Ms. Bernhard played an important role in our transition from a private company to a public company and continues to be an active and reliable board member.

Mr. Gutkowski has had a successful business career with public reporting companies. He was also instrumental in smoothing our transition from a private to a public company. In addition, Mr. Gutkowski has extensive contacts throughout the business and investment community. His leadership skills and insights into our business have been instrumental in helping shape the direction of our company.

Ms. Park has an extensive accounting and financial background. As a senior bank executive, she brings extensive insight into our financial strategy and banking relationships, which is one of our most important strategic relationships. Given her experience and knowledge, we have designated Ms. Park as our “audit committee financial expert.”

The Board, acting through the Nominating and Corporate Governance Committee, is responsible for assembling for shareholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board. The Nominating and Corporate Governance Committee regularly reviews the composition of the Board in light of changing circumstances, its assessment of the Board’s performance, and the inputs of shareholders and other key constituencies.

The Nominating and Corporate Governance Committee looks for certain characteristics common to all Board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Nominating and Corporate Governance Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts. These individual qualities can include matters like experience in the company’s industry, technical experience (for example, financial or technological expertise), experience gained in situations comparable to the company’s (e.g., financial service companies, growth companies, and companies that grow through acquisitions), leadership experience, and relevant geographical experience.

6

Director Independence

A majority of the Board is independent, as required by and as defined in Section 803(A) of the NYSE MKT LLC (the “Amex”) listing standards.  We believe that Mr. Gutkowski, Ms. Bernhard and Ms. Park are independent under those standards.  Under the Amex listing standards, generally a director is considered independent as long as he or she does not have a relationship with us or management that would interfere with the exercise of independent judgment in carrying out the director’s responsibilities.

In determining director independence, the Board applies the independence standards set by the Amex.  In its application of such standards, the Board takes into consideration all transactions with independent directors and the impact of such transactions, if any, on any of the independent directors’ ability to continue to serve on the Board.  To that end, for the fiscal year ended 2012, the Board considered all the fees paid to the independent directors disclosed below in “Compensation of Directors”, and determined that those transactions were within the limits of the independence standards set by the Amex and did not impact their ability to continue to serve as independent directors.

Board Meetings

The Board met four times during 2012.  A majority of the directors attended all of the meetings of the Board.  All persons who were directors during 2012 attended at least 75% of these meetings.  Absent special circumstance, each director is expected to attend the annual meeting of shareholders.

Committees Established by the Board

The Board has established three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each committee is made up entirely of independent directors.

Audit Committee. The Audit Committee members consist of Robert M. Gutkowski, who serves as chairperson, and Hyun (Joyce) Park. The Board has determined that Hyun (Joyce) Park is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and “independent” for purposes of the Amex listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with auditors and audits of financial statements. Specifically, the Audit Committee’s responsibilities include the following:

●	selecting, hiring and terminating our independent auditors;

●	evaluating the qualifications, independence and performance of our independent auditors;

●	approving the audit and non-audit services to be performed by the independent auditors;

●	reviewing the design, implementation and adequacy and effectiveness of our internal controls and critical policies;

●	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and other accounting matters;

●	with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

●	preparing the report that the Securities and Exchange Commission requires in our annual proxy statement.

Compensation Committee. The Compensation Committee members consist of Leslie Bernhard, who serves as chairperson, and Hyun (Joyce) Park. The Compensation Committee assists the Board in determining the development plans and compensation of our officers, directors and employees. The CEO may not be present during any deliberations on his compensation. Specific responsibilities include the following:

●	approving the compensation and benefits of our executive officers;

7

●	reviewing the performance objectives and actual performance of our officers; and

●	administering our stock option and other equity and incentive compensation plans.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee consist of Hyun (Joyce) Park, who serves as chairperson, and Robert M. Gutkowski.  The Corporate Governance and Nominating Committee assists the Board by identifying and recommending individuals qualified to become members of the Board, reviewing correspondence from our shareholders, and establishing and overseeing our corporate governance guidelines.  Specific responsibilities include the following:

●	evaluating the composition, size and governance of the Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

●	establishing a policy for considering shareholder nominees to the Board;

●	reviewing our corporate governance principles and making recommendations to the Board regarding possible changes; and

●	reviewing and monitoring compliance of our code of ethics and insider trading policy.

The Corporate Governance and Nominating Committee operates under a formal charter, which is available on the Company’s website at http://www.upgi.com and by clicking on the Investor Relations section then going to the “Corporate Goverance” link.  The Corporate Governance and Nominating Committee charter sets forth in detail the duties and responsibilities of the Corporate Governance and Nominating Committee.

Shareholder Recommendation for Director Nominations

As noted above, the Corporate Governance and Nominating Committee considers and establishes procedures regarding recommendations for nomination to the Board, including nominations submitted by shareholders.  Recommendations of shareholders should be sent to us in a timely manner, either in person or by certified mail, to the attention of our Corporate Secretary.  Any recommendations submitted to our Corporate Secretary should be in writing and should include whatever supporting material the shareholder considers appropriate in support of that recommendation but must include the information that would be required to be disclosed under the Securities and Exchange Commission’s (“SEC”) rules in a Proxy Statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as our director if elected.  The Corporate Governance and Nominating Committee will evaluate all potential candidates in the same manner, regardless of the source of the recommendation.  Based on the information provided to the Corporate Governance and Nominating Committee, it will make an initial determination whether to conduct a full evaluation of a candidate.  As part of the full evaluation process, the Corporate Governance and Nominating Committee may conduct interviews, obtain additional background information and conduct reference checks of the candidate, among other things.  The Corporate Governance and Nominating Committee may also ask the candidate to meet with management and other members of the Board.

Communications with Non-Management Members of the Board

Our Corporate Goverance Policies set forth a process by which shareholders and other interested third parties can send communications to the non-management members of the Board.  When interested third parties have concerns, they may make them known to the non-management directors by communication via http://upgi.silentwhistle.com/ethfeedback/index.jsp or toll free number (800)561-7480.  All such correspondence is provided to the presiding chairman at, or prior to, the next executive session held at a regular Board meeting.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Corporate Governance

The Board has adopted a resolution that, in the future, any transactions between us and another person or entity who is deemed to be an “affiliate” or a related party must be approved by a majority of our disinterested directors.

8

Transactions with Related Parties

From January 1, 2011 through December 31, 2012 we did not engage in related party transactions.

Director Compensation

Our “independent” directors receive the following compensation:

●	An annual retainer fee of $10,000;

●	$500 plus reimbursement for actual out-of-pocket expenses incurred in connection with attending each Board meeting in person and $200 for attending each Board meeting telephonically;

●
Stock options grant covering 10,000 shares upon his or her election or re-election to the Board. The options are exercisable immediately at a price per share equal to the fair market value of the stock on the date of grant;

●
Each Committee member receives $500 plus reimbursement for actual out-of-pocket expenses incurred in connection with attending each Committee meeting in person or $200 for attending each Committee meeting telephonically, unless the Committee meeting immediately follows or precedes a Board meeting in which case the amounts are $200 for each meeting attended in person or $100 for each meeting attended telephonically; and

●
The Chairman of the Audit Committee receives an annual fee of $5,000 and the Chairman for the Compensation Committee and Corporate Governance and Nominating Committee each receives an annual fee of $2,500.

The following table presents information relating total compensation for our non-employee directors for the year ended December 31, 2012.

Name	Fees Earned or Paid in Cash	Option Awards(1)		All Other Compensation		Total
William Tan (3)	$—	$—		$6,334	(2)	$6,334
Leslie Bernhard(3)	88,800	13,289	(1)	—		102,089
Robert M. Gutkowski(3)	17,100	13,289	(1)	12,752	(2)	43,141
Hyun (Joyce) Park(3)	14,800	13,289	(1)	—		28,089

(1)	The 2012 expense as calculated for a stock option grant covering 10,000 shares of our common stock in accordance with FASB ASC 718.
(2)	Includes medical insurance through our company plans.
(3)
At December 31, 2012: (i) Mr. Tan held an option exercisable for 356,250 shares at an exercise price of $1.54 per share; (ii) Ms. Bernhard held options exercisable for an aggregate of 50,000 shares at exercise prices ranging from $1.54 to $2.17 per share; (iii) Mr. Gutkowski held options exercisable for an aggregate of 50,000 shares at exercise prices ranging from $1.54 to $2.17 per share; and) (iv) Ms. Park held options exercisable for an aggregate of 40,000 shares at exercise prices ranging from $1.54 to $2.17 per share.  The number of shares to be acquired upon exercise assumes that the options were fully exercisable at December 31, 2012.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table sets forth certain information with respect to compensation for the years ended December 31, 2012 and 2011, earned by or paid to our chief executive officer and our two other most highly compensated executive officers whose total compensation exceeding $100,000 for the year ended December 31, 2012, who are referred to as the Named Executive Officers.

9

We recorded compensation expense in our Financial Statements for the year ended December 31, 2012 with respect to the awards included in this table since the awards were effective and fully vested at the end of 2012.

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Cash Bonus ($)	Option Awards ($)	All Other Compensation ($)		Total ($)
Ian Edmonds	2012	250,000	225,581	—	42,880	(1)	518,461
President, CEO and Interim CFO	2011	250,000	171,769	—	43,969	(1)	465,738

Mimi Tan	2012	168,036	107,900	—	5,701	(2)	281,637
SVP of Business Development & Marketing	2011	168,036	77,745	—	6,550	(2)	252,331

Ramin Salehi	2012	152,370	132,281	—	5,701	(2)	290,352
SVP of Operations	2011	152,370	90,000	—	6,264	(2)	248,634

(1)       Car lease, medical insurance and long-term disability insurance payments.
(2)       Medical insurance and long-term disability insurance payments.

Employment Agreements and Arrangements

The Company has an employment agreement (the “Agreement”) effective as of June 1, 2009 (the ‘Effective Date”), with Ian Edmonds, its President and Chief Executive Officer.  The current employment term ends on May 31, 2015.  However, beginning on June 1st of each year, the term automatically extends for an additional year unless either party provides at least 180 days prior written notice to the other of its election not to extend the term by another year.  Under the Agreement, Mr. Edmonds earns a base salary of $250,000 per annum plus an annual cash bonus equal in amount to seven and one-half percent (7 1/2%) of the Company’s net income before provision for income taxes, as adjusted, provided it meets or exceed the annual targeted performance levels established by our Compensation Committee for each year.  Mr. Edmonds is entitled to participate on the same basis as other senior executives in any of our benefit plans or programs available to them.  In addition, the Agreement also provides, generally, that during the employment term and for the two-year period immediately following the end of such term, Mr. Edmonds shall not compete with us, solicit any of our employees for hire by an unaffiliated entity or knowingly release any of our confidential information, without the prior approval of our Board.

10

Outstanding Equity Awards

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2012 with respect to the Named Executive Officers. At December 31, 2012, all stock awards are fully vested.

Outstanding Equity Awards at Fiscal Year-End

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Ian Edmonds President, CEO and Interim CFO	356,250	—	1.54	12/19/2016

Mimi Tan SVP Business Development & Marketing and Corp. Secretary	7,000	—	1.54	12/19/2016

Ramin Salehi SVP of Operations	7,000	—	1.54	12/19/2016

Option Exercises

No options were exercised and no stock was awarded or vested.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve as a member of the Board or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Board or Compensation Committee.  None of the persons who are members of our Compensation Committee have ever been employed by us.

11

Equity Compensation Plan Information

The following table summarizes the options granted under our 2006 Stock Option Plan (the “Plan”) as well as options and warrants granted outside the Plan as of December 31, 2012.  The shares covered by outstanding options are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events.

	Equity Compensation Plan Table
	Number of securities to be issued upon exercise of Outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved By Security Holders
Grants under the 2006 Stock Option Plan	1,433,842	$3.47	546,158

Equity Compensation Plans Not Approved By Security Holders
Common Stock Options(1)	20,000	$7.00	Not applicable

Total	1,453,842	$3.52	546,158

(1)
On March 21, 2007, we issued stock options to non-employees to purchase 20,000 shares of our common stock at an exercise price of $7.00 per share vesting over three years and expiring December 19, 2016.

*           *           *           *           *
PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT AUDITORS

BKD, LLP (“BKD”) has been our auditors since June 2009 when KBA Group LLP (“KBA”), who had been our independent auditor since 2006, joined BKD.  BKD’s audit report appears in our annual report for the fiscal year ended December 31, 2012.  A representative of BKD will be available via teleconference and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors.  Selection of the independent accountants is not required to be submitted to a vote of our shareholders for ratification.  However, the Board is submitting this matter to shareholders as a matter of good corporate practice.  Our Audit Committee approved the engagement of BKD as our independent accountants for the fiscal year ending December 31, 2013.  If the shareholders fail to ratify the selection of BKD, the Audit Committee will take that into consideration and may retain another firm without re-submitting the matter to the shareholders, to audit our accounts for the 2013 fiscal year.  Even if shareholders ratify the selection of BKD, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The Board Unanimously Recommends A Vote FOR The Ratification of the Appointment Of The
Independent Auditors And Proxies That Are Signed And Returned
Will Be So Voted Unless Otherwise Instructed
*           *           *           *           *

REPORT OF THE AUDIT COMMITTEE TO THE BOARD

The Audit Committee of the Board is responsible for providing oversight of our accounting and financial reporting functions.  The Board appoints the Audit Committee and its chairman annually, with the committee consisting of at least three directors.  The Audit Committee operates under a formal charter, which is available on the Company’s website at http://www.upgi.com and by clicking on the Investor Relations section then going to the “Corporate Goverance” link.  The Audit Committee charter sets forth in detail the duties and responsibilities of the Audit Committee.

12

The Audit Committee received the written disclosures and the letter from BKD, the Company’s independent registered public accounting firm, that are required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T.  The disclosures described the relationships and fee arrangements between the firm and the Company.  Consistent with Independence Standards Board Standard No. 1 and the rules and regulations of the SEC, the Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm to the Company for the fiscal year ended December 31, 2012 is compatible with maintaining BKD’s independence and has discussed with BKD the firm’s independence from the Company.

Management is responsible for the Company’s financial reporting process including its system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles.  The Company’s independent registered public accounting firm is responsible for auditing those financial statements and issuing a report thereon.

The Audit Committee reviewed and discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vo. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee reviewed and discussed with management and the Company’s independent registered public accounting firm, the audited financial statements of the Company for the year ended December 31, 2012.

Based on the above-mentioned reviews and discussions with management and the Company’s independent registered public accounting firm, the Audit Committee, exercising its business judgment, recommended to the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

This report is submitted on behalf of the members of the Audit Committee:

Robert M. Gutkowski, Chairman
Hyun (Joyce) Park

PRINCIPAL INDEPENDENT ACCOUNTANT FEES AND SERVICES

The Board has reviewed the following audit and non-audit fees we paid to our independent public accountants for purposes of considering whether such fees are compatible with maintaining the auditor’s independence. The policy of the Board is to pre-approve all audit and non-audit services performed by its independent public accountants before the services are performed.

Audit Fees.  Fees billed for service rendered by BKD for the audit of the financial statements and for the reviews of our Form 10-Q filings were approximately $166,000 for 2012 and $171,000 for 2011.

Audit-Related Fees.  None.

Tax Fees.  None

All Other Fees.  None.

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

General

We are providing our shareholders with the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of the Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Section 14A of the Exchange Act also requires that shareholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal No. 4.

13

The Compensation Committee reviews and recommends the compensation and benefits payable to our officers, reviews general policy matters relating to employee compensation and benefits, and administers our various stock option plans and other incentive compensation arrangements.  We do not currently engage any consultant to advise on executive and/or director compensation matters.

As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal No. 4 overrules any decision by the Company or the Board (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board (or any committee thereof). However, management and the Compensation Committee and the Board value the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future executive compensation decisions.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the disclosure under the compensation tables and accompanying narrative disclosure, and any related material disclosed in this Proxy Statement, is hereby approved.

The Board Unanimously Recommends a Vote FOR the Advisory Resolution above and Proxies that are Signed and Returned Will Be So Voted
Unless Otherwise Instructed

*           *           *           *           *

PROPOSAL NO. 4
ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

General

In Proposal No. 3, we are providing our shareholders the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of the Named Executive Officers. In this Proposal No. 4, we are asking our shareholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Shareholders may vote for a frequency of every one, two, or three years, or may abstain.

The Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board may decide that it is in the best interests of our shareholders and the Company to hold the advisory vote to approve executive compensation more or less frequently, but no less frequently than once every three years, as required by the Dodd-Frank Act. In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years as required by the Dodd-Frank Act.

After careful consideration, the Board believes that an executive compensation advisory vote should be held every three years, and therefore our Board recommends that you vote for a frequency of every THREE YEARS for future executive compensation advisory votes. The Proxy provides shareholders with the opportunity to choose among four options (holding the vote once every year, every two years or every three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board.

The Board Unanimously Recommends a Vote FOR the Holding of an Advisory Vote on
Executive Compensation every “Three Years” and Proxies that are Signed and Returned Will
Be So Voted Unless Otherwise Instructed

14

ANNUAL REPORT TO SHAREHOLDERS

We have enclosed our 2012 Annual Report for the fiscal year ended December 31, 2012 (“Annual Report”) with this Proxy Statement.  The Annual Report includes our audited financial statements for the fiscal year ended December 31, 2012, along with other financial information and management discussion about us, which we urge you to read carefully.

Our annual report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC, is included in the Annual Report, which accompanies this Proxy Statement.

You can also obtain, free of charge, a copy of our annual report on Form 10-K by:

●	accessing the Investor Relations section of our website at http://www.upgi.com and clicking on the “SEC Filings” link:

●	writing to:

Universal Power Group, Inc. – Investor Relations
488 S. Royal Lane,
Coppell, Texas  75019; or

●	telephoning us at: (469) 892-1122.

You can obtain a copy of our annual report on Form 10-K and other periodic filings that we make with the SEC from the SEC’s EDGAR database at http://www.sec.gov.

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Shareholders interested in presenting a proposal for consideration at the Annual Meeting of Shareholders in 2014 must follow the procedures found in Rule 14a-8 under the Exchange Act.  To be eligible for inclusion in our proxy materials relating to our 2014 annual meeting of shareholders, all qualified proposals must be received by our Investor Relations Coordinator no later than April 27, 2014.  A shareholder’s notice must set forth, as to each proposed matter: (i) as to each person whom the shareholder proposes to nominate for election to the Board, all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-12 thereunder; (ii) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our bylaws, the language of the proposed amendment; (iii) the name and address, as they appear on our books, of the shareholder proposing such business; (iv) the number of shares of Common Stock which are beneficially owned by such shareholder; (v) a representation that the shareholder is a holder of record of shares of Common Stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (vi) any financial interest of the shareholder in such proposal or nomination.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on a review of the Forms 3, 4 and 5 submitted during and with respect to the year ended December 31, 2012, there have been no untimely filings of such required forms

Other Information

The expenses of preparing and mailing this Proxy Statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be borne by us.  In addition to the use of mailings, proxies may be solicited by personal interview, telephone and by our directors, officers and regular employees without special compensation therefore.  We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for benefical owners of Common Stock.

Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted “FOR” all of the proposals described in this Proxy Statement.

15

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders.  This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.  Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple shareholders sharing an address, although each shareholder will receive a separate proxy card.  Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker.  If you would like to receive a separate copy of this year’s proxy statement or annual report from us directly, please contact us by:

●	writing to:

Universal Power Group, Inc. – Investor Relations
488 S. Royal Lane
Coppell, TX  75019; or

●	telephoning us at: (469) 892-1122.

OTHER MATTERS

The Board does not know of any other matters that are to be presented for action at the Meeting.  Should any other matter come before the Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on Tuesday, September 24, 2013:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at http://www.upgi.com.

BY ORDER OF THE BOARD

/s/ MIMI TAN
Mimi Tan,
Corporate Secretary

Dated:  August 24, 2013

16

APPENDIX A
PROXY CARD

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

UNIVERSAL POWER GROUP, INC.
488 S. ROYAL LANE
COPPELL, TX 75019
(469) 892-1122 Telephone
(469) 892-1199 Facsimile

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
FOR THE ANNUAL MEETING OF SHAREHOLDERS ON TUESDAY, SEPTEMBER 24, 2013

The undersigned hereby appoints William Tan and Ian Edmonds as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Universal Power Group, Inc. held of record by the undersigned at the close of business on August 12, 2013, at the Annual Meeting of Shareholders of Universal Power Group, Inc. (the “Company”), to be held at  the offices of the Company located at 488 S. Royal Lane, Coppell, Texas 75019, at 10:00 a.m. Central Time, on Tuesday, September 24, 2013, or any adjournment thereof.

* * * * * *
Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on Tuesday, September 24, 2013:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available on UPG’s website at
http://www.upgi.com.
* * * * * *

INSTRUCTIONS: PLEASE INDICATE YOUR SELECTION BY PLACING AN “X” IN THE APPROPRIATE BOXES BELOW.

1.      ELECTION OF DIRECTORS — Nominees: William Tan, Ian Edmonds, Leslie Bernhard, Robert M. Gutkowski and Hyun (Joyce) Park

FOR election of all nominees:                                                                           ☐

WITHHOLD vote from all nominees                                                               ☐

FOR all nominees,                                                                                               ☐
EXCEPT for nominee(s) listed below from whom Vote is withheld

2.      RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS FOR FISCAL YEAR 2013.

FOR ☐                              AGAINST ☐                                           ABSTAIN ☐

3.	APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION RELATING TO EXECUTIVE COMPENSATION.

FOR ☐                              AGAINST ☐                                           ABSTAIN ☐

4.	APPROVAL OF THE NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

1 YEAR ☐                                2 YEARS ☐                                           3 YEARS ☐                                           ABSTAIN ☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3 and FOR “3YEARS” ON PROPOSAL 4.

Dated: ______________________, 2013

Signature of Shareholder

Signature if held jointly

Please sign exactly as name appears herein.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE READ, COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.